SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) May 5, 2008

AVITAR, INC.
(Exact Name of Registrant as Specified in Charter)

                   Delaware                   1-15695          06-1174053
       (State or other jurisdiction        (Commission        (IRS Employer
          of incorporation)                 File Number)     Identification No.)

             65 Dan Road, Canton, Massachusetts              02021
       (Address of principal executive offices)                    (Zip code)

       Registrant's telephone number, including area code:       (781) 821-2440

Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the  Exchange
Act (17 CFR 240.14d-2(b))

o Pre-commencement  communications  pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

As previously reported, the Company requires significant additional financing from outside sources.  At this time, the Company has been unable to obtain commitments for the necessary financing.

Without the additional financing, the Company will be required to take the necessary steps to reduce its operating costs.  This will involve personnel reductions and suspending business operations.  The Company intends to maintain a skeletal staff until additional financing is obtained or other arrangements are made.

From September 2005 through December 2007, the Company raised funds by executing convertible secured notes in the aggregate principal amount of $6,815,000.  However, since December 31, 2007, the Company has raised only $310,000 of gross proceeds of additional financing.  Although the Company has been seeking additional financing and exploring alternative sources of financing, as noted above nothing has been secured at this time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 5, 2008                   AVITAR, INC.

                                                    By: /s/  Peter P. Phildius
                                    Name:  Peter P. Phildius
                                                   Title:    Chairman & Chief Executive Officer